UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2007

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                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                            46-0476193
       (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

               27710 Jefferson Avenue
                     Suite A100
                Temecula, California                                92590
      (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain
Officers.

         On July 25, 2007, the Board of Directors of the Bank, upon the recommendation of its Executive Officer Compensation Committee, approved changes in the bonus pool arrangement, executive officer compensation for its Chief Executive Officer, Chief Financial Officer, Chief Administrative Officer, Chief Operating Officer and Other Named Officers, and the duties and title of an executive officer. These changes are described in the attached exhibit.

Item 9.01 - Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired. Not applicable.

         (b) Pro Forma Financial Information. Not applicable.

         (c) Shell Company Transactions. Not applicable.

         (d) Exhibits.

         Exhibit No.                Description
         -----------                -----------

         10.1 Bonus Pool Arrangement; Executive Officer Compensation and Duties/Title

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TEMECULA VALLEY BANCORP INC.


Date: July 26, 2007                By:  /s/ STEPHEN H. WACKNITZ
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                                        Stephen H. Wacknitz
                                        Chief Executive Officer and President